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Exhibit 10.61
                            ADDENDUM AND AMENDMENT

                        EXECUTIVE EMPLOYMENT AGREEMENT

     THIS ADDENDUM AND AMENDMENT, made effective this 25th day of January, 2001, by and among Centura Banks, Inc., a North Carolina corporation having its principal place of business in Rocky Mount, North Carolina ("Centura"), Centura Insurance Services, Inc. ("CIS") a subsidiary of Centura, and Thomas A. Betts, Jr. ("Betts"), an employee of CIS.

     WHEREAS, Centura, CIS and Betts entered into an Executive Employment Agreement (the "Agreement") as of November 3, 1997, and

     WHEREAS, the parties desire to amend the Agreement to extend the term of the Agreement;

     NOW, THEREFORE, in consideration of these premises and the mutual agreements and understandings hereunder, the parties hereto agree as follows:

     1.  Section 2 of the Agreement shall be amended to read as follows:

         "2.  TERM.

         The initial term of this Agreement commenced on November 3, 1997 and shall end on November 3, 2005 (the "Initial Term"). Upon expiration of the Initial Term, this Agreement may be renewed for successive periods of one
     (1) year upon the initial agreement of Betts and CIS (the "Renewal
     Terms")."

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum and Amendment to be executed as of the day and year first above written.

                                        CENTURA BANKS, INC.

                                        By: /s/ H. Kel Landis III
                                            -------------------------------
ATTEST:                                                Authorized Officer

/s/ Lynn O. Parrish
-------------------------
          Secretary

(Corporate Seal)

                                        CENTURA INSURANCE SERVICES, INC.

                                        By: /s/ James N. Ashby
                                            -------------------------------
ATTEST:                                                Authorized Officer

/s/ Campbell Rodgers, Jr.
--------------------------
          Secretary

(Corporate Seal)



                                        /s/ Thomas A. Betts, Jr.  (SEAL)
                                        --------------------------
                                        Thomas A. Betts, Jr.